UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2026

GREENLAND ENERGY COMPANY

(Exact Name of Registrant as Specified in Charter)

Texas	333-291171	39-4828593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Bayaud Avenue, Suite 400

Denver, Colorado 80209

(Address of Principal Executive Offices) (Zip Code)

(918) 361-7000

(Registrant’s Telephone Number, Including Area Code)

Pelican Holdco, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on September 9, 2025, Pelican Acquisition Corporation, a Cayman Islands exempted company (“SPAC” or “Pelican”), entered into an Agreement and Plan of Merger (the “Business Combination Agreement”), with Pelican Holdco, Inc., a Texas corporation (“PubCo”), SPAC Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of PubCo (“SPAC Merger Sub”), Greenland Exploration Limited, a Texas corporation (“Greenland”), Greenland Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of PubCo (“Greenland Merger Sub”), March GL Company, a Texas corporation (“March GL”, and together with Greenland, each a “Company” and collectively, the “Companies”), and March GL Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of PubCo (“March GL Merger Sub”). Terms used herein but not defined herein shall be defined in the Proxy Statement/Prospectus (as defined below).

On March 25, 2026 (the “Closing Date”), the parties consummated the transactions contemplated by the Business Combination Agreement (the “Business Combination”), as follows:

The Conversion

Prior to the Closing Date, among other things, SPAC caused the deregistration of SPAC as an exempted company in the Cayman Islands and the continuation and domestication of SPAC as a corporation incorporated under the laws of the State of Texas (the “Conversion”). The Conversion occurred in accordance with the Texas Business Organizations Code (“TBOC”) and Part XII of the Companies Act (As Revised) of the Cayman Islands. Upon the Conversion, each issued and outstanding SPAC security remained outstanding and automatically represented a corresponding security of SPAC as a Texas corporation.

The Mergers

Following the Conversion, and on the Closing Date, SPAC Merger Sub merged with and into SPAC, with SPAC surviving as a wholly-owned subsidiary of PubCo (the “SPAC Merger"). Immediately thereafter, Greenland Merger Sub merged with and into Greenland, with Greenland surviving as a wholly-owned subsidiary of PubCo (the “Greenland Merger”). Immediately thereafter, March GL Merger Sub merged with and into March GL, with March GL surviving as a wholly-owned subsidiary of PubCo (the “March GL Merger”, and together with the SPAC Merger and Greenland Merger, the “Mergers”). Immediately after the March GL Merger, PubCo contributed all of the issued and outstanding capital stock of March GL to Greenland, resulting in March GL becoming a wholly-owned subsidiary of Greenland. As a result of the Business Combination, PubCo was renamed “Greenland Energy Company.”

Pursuant to the terms of the Business Combination Agreement, at the Effective Time, by virtue of the Mergers, without any action on the part of any party or any other person:

■	Each share of capital stock of each Merger Sub issued and outstanding immediately prior to the applicable Effective Time was automatically cancelled and converted into one share of common stock of the applicable Surviving Company.

■	Each unit of SPAC (the “SPAC Unit”) that was issued and outstanding immediately prior to the SPAC Merger Effective Time was separated into one ordinary share, par value $0.0001 per share, of SPAC (“SPAC Ordinary Share”) and one right of SPAC (“SPAC Right”), each SPAC Right that was outstanding immediately prior to the SPAC Merger Effective Time was converted into one-tenth of one SPAC Ordinary Share, and each SPAC Ordinary Share that was issued and outstanding immediately prior to the SPAC Merger Effective Time (including those ordinary shares so separated from the SPAC Units) was automatically cancelled and converted into the right to receive one share of common stock, par value $0.0001 per share of PubCo (the “PubCo Common Stock”).

■	Each share of March GL common stock issued and outstanding as of immediately prior to the March GL Merger Effective Time was automatically cancelled and converted into the right to receive a pro rata portion of 20,000,000 shares of PubCo Common Stock (the “March GL Merger Consideration”).

■	Each share of Greenland common stock issued and outstanding as of immediately prior to the Greenland Merger Effective Time was automatically cancelled and converted into the right to receive one share of PubCo Common Stock, equaling 1,500,000 shares of PubCo Common Stock (the “Greenland Merger Consideration” and together with the March GL Merger Consideration, the “Merger Consideration”).

On the Closing Date, PubCo issued an aggregate of 21,500,000 shares of PubCo Common Stock to the former stockholders of March GL and Greenland (collectively, the “Company Shareholders”) in exchange for their equity interests in the Companies, representing aggregate merger consideration with a value of $215,000,000 based on a per share value of $10.00.

Assumption of Warrants

In connection with the Business Combination, PubCo assumed 1,500,000 warrants to purchase common stock of Greenland (the “Company Common Stock Warrants”) that were outstanding and unexpired immediately prior to the SPAC Merger Effective Time. Each Company Common Stock Warrant became a warrant to purchase one share of PubCo Common Stock at an exercise price of $15.00 per share, exercisable for a period of 10 years from the date of the Business Combination, upon the same terms and conditions as applied to the underlying Company Common Stock Warrants immediately prior to the SPAC Merger Effective Time (a “PubCo Warrant”). The PubCo Warrants are non-redeemable and may be exercised on a cashless basis.

The foregoing description of the PubCo Warrants is qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is attached as Exhibit 10.4  to this Current Report on Form 8-K and is incorporated herein by reference.

Listing of Securities

Prior to the Closing Date, the SPAC Units, SPAC Ordinary Shares and SPAC Rights were listed on the Nasdaq Stock Market LLC under the symbols “PELIU,” “PELI” and “PELIR” respectively. In connection with the Business Combination, all of the SPAC Units separated into their component parts and ceased trading on the Nasdaq Stock Market LLC.

As of the open of trading on March 26, 2026, the PubCo Common Stock began trading on the Nasdaq Stock Market LLC under the symbol “GLND.”

The description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Business Combination Agreement is also described in detail in the definitive proxy statement/prospectus for the Business Combination, dated February 18, 2026, as supplemented by Prospectus Supplement No. 1, dated March 3, 2026, filed by PubCo, SPAC, and the Companies (the “Proxy Statement/Prospectus”).

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Lock-up Agreement

In connection with the Business Combination, on the Closing Date, PubCo entered into Lock-Up Agreements (the “Lock-Up Agreements”) with certain stockholders of the Companies, pursuant to which each of the parties to the Lock-Up Agreements agreed not to effect any sale or distribution of any equity securities of PubCo held by any of them during the lock-up period set forth therein.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Business Combination, on the Closing Date, PubCo entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which it agreed to register for resale shares of PubCo Common Stock and other securities held by certain stockholders of the Companies, the Sponsor, and certain SPAC stockholders, subject to the terms and conditions described therein.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, on the Closing Date, PubCo entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that PubCo will indemnify each of its directors and executive officers for certain expenses, which may include attorneys’ fees, judgments, fines and settlement amounts, incurred by a director or officer in any action or proceeding arising out of their services as one of PubCo’s directors or officers or any other company or enterprise to which the person provides services at PubCo’s request.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Each of the above-referenced agreements are described in the Proxy Statement/Prospectus.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K and Item 1.01 is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, that certain Investment Management Trust Agreement, dated as of May 27, 2025, between SPAC and Continental Stock Transfer & Trust Company (“Continental”), pursuant to which Continental held certain of the proceeds of SPAC’s initial public offering in a trust account and facilitated the redemption of SPAC public shares, was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and Item 1.01 are incorporated into this Item 2.01 by reference.

The Business Combination and each of the other proposals in the Proxy Statement/Prospectus was approved by SPAC’s shareholders at the Extraordinary General Meeting of shareholders of SPAC on March 19, 2026. As indicated above, PubCo issued 21,500,000 shares of PubCo Common Stock to the Company Shareholders on the Closing Date.

In connection with the Extraordinary General Meeting, an aggregate of 7,562,123 SPAC Ordinary Shares were redeemed by shareholders of SPAC resulting in the payment to such holders of an aggregate of $77,979,252.

As of the Closing Date and following the completion of the Business Combination, PubCo had 26,110,252 shares of PubCo Common Stock issued and outstanding. In addition, as of the Closing Date, PubCo had 1,500,000 PubCo Warrants issued and outstanding, each entitling the holder thereof to purchase one share of PubCo Common Stock at an exercise price of $15.00 per share.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as PubCo was immediately before the consummation of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, PubCo is providing below the information that would be included in the Form 10 if it were to file a Form 10. Please note that the information provided below relates to PubCo following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

As of the Closing Date, March GL and Greenland became PubCo’s wholly-owned subsidiaries.

Cautionary Note Regarding Forward-Looking Statements

This document and the information incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding PubCo’s future financial performance, as well as PubCo’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. PubCo cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of PubCo, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing PubCo’s views as of any subsequent date, and PubCo does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, PubCo’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	PubCo’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of March GL and Greenland to grow and manage growth profitably following the Closing Date;

●	the ability to maintain the listing of the PubCo Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”) following the Closing Date;

●	the business, operations and financial performance of the Company following the Business Combination;

●	expansion plans and opportunities, including future acquisitions or additional business combinations;

●	March GL’s and Greenland’s success in retaining or recruiting, or changes required in, their officers, key employees or directors following the Business Combination;

●	consequences from the diversion of management’s time from ongoing business operations due to the Business Combination;

●	litigation, complaints, product liability claims and/or adverse publicity;

●	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

●	privacy and data protection laws, privacy or data breaches, or the loss of data; and

●	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 58 of the Proxy Statement/Prospectus.

Business and Facilities

The information set forth in the section of the proxy statement/prospectus entitled “Information About March GL” beginning on page 189 and “Information About Greenland” beginning on page 212 is incorporated herein by reference.

Risk Factors

The risks associated with PubCo’s business and operations following the Closing Date are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 58, which is incorporated herein by reference.

Financial Information

Audited Condensed Consolidated Financial Statements

The following historical financial statements of SPAC and the related notes beginning on page F-3 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited financial statements as of and for the three and nine months ended October 31, 2025, the three months ended October 31, 2024 and for the period from July 23, 2024 (inception) through January 31, 2025; and (ii) the audited financial statements as of and for the period ended January 31, 2026.

The following historical financial statements of March GL and Greenland and the related notes beginning on page F-50 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited consolidated financial statements as of September 30, 2025; (ii) unaudited statements of operations, statements of changes in stockholders’ equity, and statements of cash flows for the period ended September 30, 2025; and (iii) the audited financial statements as of and for the period ended December 31, 2025.

The historical financial statements of PubCo, March GL, and Greenland, and the related notes as of and for the period ended December 31, 2025 are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations prior to the Closing Date is included in the Proxy Statement/Prospectus in the section entitled “SPAC Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 184, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of March GL Company” beginning on page 204, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Greenland” beginning on page 213, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of PubCo” beginning on page 204, which are incorporated herein by reference.

March GL’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period from March 31, 2025 (inception) to December 31, 2025 are included as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the PubCo Common Stock as of the Closing Date by:

●	each person who is known to be the beneficial owner of more than 5% of the PubCo Common Stock;

●	each executive officer and director of PubCo; and

●	all executive officers and directors of PubCo as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, rights and convertible notes that are currently exercisable or exercisable within 60 days.

The beneficial ownership of PubCo Common Stock is based on 26,110,252 shares of PubCo Common Stock issued and outstanding immediately following the Closing Date.

Name of Beneficial Owner(1)	Number of Shares	% of Common Stock
Directors and Executive Officers
Robert Price	7,386,889	28.3%
Ashiq Merchant	-	-
Larry G. Swets, Jr.(2)	800,000	3.1%
Daniel M. McCabe	-	-
Melanie Furlan	14,774	*
Roderick McIllree	1,846,723	7.1%
Scott D. Wollney	-	-
Hassan R. Baqar(3)	1,963,436	7.5%
All executive officers and directors as a group (8 persons)	11,261,822

5% Holders of PubCo Common Stock
Pelican Sponsor LLC(4)	1,958,750	7.5%
FG Merchant Partners LP(5)	1,875,594	7.2%

(1)	Unless otherwise noted, the business address of each of the following entities and individuals is 3400 East Bayaud Avenue, Suite 400, Denver, CO 80209.
(2)	Consists of 425,000 shares of PubCo Common Stock and 375,000 warrants issued pursuant to the Warrant Agreement dated March 25, 2026.
(3)	Consists of 425,000 shares of PubCo Common Stock, 375,000 warrants issued pursuant to the Warrant Agreement dated March 25, 2026, and 1,163,436 shares of PubCo Common Stock held by Equity Growth Partners LLC. Hassan R. Baqar is the managing member of Equity Growth Partners LLC and is deemed to be the beneficial owner of such shares. The address of Equity Growth Partners LLC is 425 Jason Lane, Schaumburg, Illinois 60173.
(4)	Consists of PubCo Common Stock issued to the Sponsor in exchange for SPAC Ordinary Shares. Chen Chen is the controlling member of Pelican Sponsor LLC and may be deemed to beneficially own the shares held by Pelican Sponsor LLC. The address of Pelican Sponsor LLC is 1185 Avenue of the Americas, Suite 304, New York, NY 10036.
(5)	Consists of 1,500,594 shares of PubCo Common Stock and 375,000 warrants issued pursuant to the Warrant Agreement dated March 25, 2026. FG Merchant Partners LP is the record holder of the shares reported herein. D. Kyle Cerminara is the managing member of FG Merchant Partners LP. Accordingly, he is deemed to be the beneficial owner of such shares. The address of FG Merchant Partners LP is 6408 Bannington Road, Charlotte, NC 28226.

Information about Directors and Executive Officers

Name	Age	Position Held
Robert Price	65	Chief Executive Officer and Director
Ashiq Merchant	48	Chief Financial Officer
Larry G. Swets, Jr.	51	Chairman of the Board
Daniel M. McCabe	75	Director
Melanie Furlan	60	Director
Roderick McIllree	52	Director
Scott D. Wollney	55	Director
Hassan R. Baqar	48	Director

Resignations and Appointments

In connection with the closing of the Business Combination, Robert Labbe resigned from his positions as Chairman, Chief Executive Officer, Chief Financial Officer, and director of SPAC, and each of Ping Zhang and Qi Gong resigned from their respective positions as directors of SPAC, in each case effective as of the Effective Time on the Closing Date. Daniel M. McCabe, who served as an independent director of SPAC, transitioned to the board of directors of PubCo (the “PubCo Board”). Effective as of the Closing Date, Robert Price was appointed as Chief Executive Officer and a director, Ashiq Merchant was appointed as Chief Financial Officer, Larry G. Swets, Jr. was appointed as Chairman of the PubCo Board, and each of Daniel M. McCabe, Melanie Furlan, Roderick McIllree, Scott D. Wollney, and Hassan R. Baqar were appointed as directors of PubCo.

Information with respect to PubCo’s directors and officers appointed as of the Closing Date, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section entitled “Management of PubCo Following the Business Combination” beginning on page 217, which information is incorporated herein by reference.

Risk Oversight

The PubCo Board will have extensive involvement in the oversight of risk management related to PubCo and its business and will accomplish this oversight through the regular reporting to the PubCo Board by the audit committee. The audit committee will represent the PubCo Board by periodically reviewing PubCo’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of our business and summarize for the PubCo Board all areas of risk and the appropriate mitigating factors. In addition, the PubCo Board will receive periodic detailed operating performance reviews from management.

Director Independence

The PubCo Board consists of seven members, six of whom qualify as independent within the meaning of the independent director guidelines of Nasdaq.

Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of Nasdaq. PubCo’s Board will be comprised of a majority of independent directors and its committees will satisfy the foregoing requirements.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The PubCo Board has undertaken a review of the independence of each director and considered whether each director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, each of Larry G. Swets, Jr., Daniel M. McCabe, Melanie Furlan, Roderick McIllree, Scott D. Wollney, and Hassan R. Baqar have been deemed “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Exchange Act.

Committees of the Board of Directors

PubCo Board has a standing audit committee and compensation committee. All of the committees will comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations as further described below. The responsibilities of each of the committees of the PubCo Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by the PubCo Board.

Audit Committee

Pubco’s audit committee is responsible for, among other things:

●	appointing, approving the fees of, retaining and overseeing PubCo’s independent registered public accounting firm;

●	discussing with PubCo’s independent registered public accounting firm their independence from management;

●	discussing with PubCo’s independent registered public accounting firm any audit problems or difficulties and management’s response;

●	approving all audit and permissible non-audit services to be performed by PubCo’s independent registered public accounting firm;

●

overseeing the financial reporting process and discussing with management and PubCo’s independent registered public accounting firm the interim and annual financial statements that PubCo files with the SEC;

●	reviewing PubCo’s policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential, anonymous submission of complaints regarding questionable accounting, internal controls or auditing matters.

PubCo’s audit committee currently consists of Scott D. Wollney, Roderick McIllree, and Daniel M. McCabe, with Scott D. Wollney serving as Chairperson. The PubCo Board has affirmatively determined that Scott D. Wollney, Roderick McIllree, and Daniel M. McCabe each meet the definition of “independent director” for purposes of serving on the audit committee under the Nasdaq rules and the independence standards under Rule 10A-3 of the Exchange Act. Each member of the audit committee meets the financial literacy requirements of the Nasdaq rules. In addition, the PubCo Board has determined that Scott D. Wollney qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and as “financially sophisticated,” as that term is defined under Nasdaq rules. The written charter for the audit committee is available on PubCo’s corporate website at greenlandenergyco.com. The information on PubCo’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Compensation Committee

PubCo’s compensation committee is responsible for, among other things:

●	reviewing and approving, or recommending that the PubCo Board approve, the compensation of PubCo’s Chief Executive Officer and other executive officers;

●	making recommendations to the PubCo Board regarding director compensation; and

●	reviewing and approving incentive compensation and equity-based plans and arrangements and making grants of cash-based and equity-based awards under such plans.

PubCo’s compensation committee consists of Scott D. Wollney and Melanie Furlan, with Scott D. Wollney serving as Chairperson. The PubCo Board has affirmatively determined that Scott D. Wollney and Melanie Furlan each meet the definition of “independent director” for the purposes of the independence standards under the Nasdaq rules and that each of them are “non-employee” directors as defined in Rule 16b-3 of the Exchange Act. The written charter for the compensation committee is available on PubCo’s corporate website at greenlandenergyco.com. The information on PubCo’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Director Nominations

PubCo does not have a standing nominating committee. In accordance with Rule 5605(e)(1) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, PubCo does not have a nominating committee charter in place. In accordance with Rule 5605(e)(2) of the Nasdaq rules, PubCo addresses the nominations process and such related matters via board resolutions.

Code of Business Conduct and Ethics

PubCo has adopted a written code of business conduct and ethics that applies to its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on PubCo’s website at greenlandenergyco.com. In addition, PubCo intends to post on its website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the code. The information on PubCo’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Executive Compensation

Following the closing of the Business Combination, Robert Price, as Chief Executive Officer, and Ashiq Merchant, as Chief Financial Officer, are expected to enter into Employment Agreements with PubCo.

Overview of Anticipated Executive Compensation Program

Following the Closing Date, decisions with respect to the compensation of PubCo’s executive officers, including its named executive officers, will be made by the compensation committee of the PubCo Board. PubCo anticipates that compensation for its executive officers will have the following components: base salary, cash bonus opportunities, equity compensation, employee benefits and severance protections. Base salaries, employee benefits and severance protections will be designed to attract and retain senior management talent. PubCo will also use annual cash bonuses and equity awards to promote performance-based pay that aligns the interests of its executive officers with the long-term interests of its stockholders and enhances executive retention.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 228 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

From time to time, PubCo and its subsidiaries may become involved in additional legal proceedings arising in the ordinary course of its business.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Immediately prior to the closing of the Business Combination, the SPAC Units, SPAC Ordinary Shares, and SPAC Rights were listed on Nasdaq under the symbols “PELIU,” “PELI” and “PELIR,” respectively.

As of the Closing Date, SPAC’s Units separated into their component securities and the SPAC’s Ordinary Shares and Rights converted into shares of PubCo Common Stock. As a result, the SPAC Units, SPAC Ordinary Shares and SPAC Rights no longer trade.

On the Closing Date, the PubCo Common Stock was listed on Nasdaq under the new trading symbol “GLND.” The PubCo Warrants are not listed on Nasdaq or any other securities exchange and are not publicly traded.

As of the Closing Date and following the completion of the Business Combination, PubCo had 26,110,252 shares of PubCo Common Stock issued and outstanding held of record by 75 holders. Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Dividends

PubCo has not paid any cash dividends on its Common Stock to date. PubCo may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the board of directors and will depend on, among other things, PubCo’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the board of directors may deem relevant. In addition, PubCo’s ability to pay dividends may be limited by any PubCo’s outstanding preferred stock and covenants of any existing and future outstanding indebtedness PubCo or its subsidiaries incur. PubCo does not anticipate declaring any cash dividends to holders of Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Information regarding unregistered sales of securities by SPAC is set forth in Part II, Item 2 of SPAC’s Annual Report on Form 10-K filed with the SEC on March 20, 2026.

Description of Registrant’s Securities

The description of PubCo’s securities is set forth in the section of the Proxy Statement/Prospectus entitled “Description of PubCo Securities” beginning on page 236.

Indemnification of Directors and Officers

The TBOC authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors and officers to corporations and their stockholders for monetary damages for breach of their fiduciary duties. The PubCo organizational documents limit the liability of our directors and officers to the fullest extent permitted by Texas law.

PubCo expects to purchase director and officer liability insurance to cover liabilities its directors and officers may incur in connection with their services to the combined company, including matters arising under the Securities Act. The PubCo organizational documents also provide that PubCo will indemnify its directors and officers to the fullest extent permitted by Texas law. In addition, PubCo has entered into customary indemnification agreements with each of its officers and directors, as described above in Item 1.01.

There is no pending litigation or proceeding involving any of PubCo’s directors, officers, employees or agents in which indemnification will be required or permitted. PubCo is not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the combined company, PubCo has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the consummation of the Business Combination, the SPAC Units, SPAC Ordinary Shares and SPAC Rights were listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbols, “PELIU”, “PELI” and “PELIR”, respectively. On the Closing Date, all of the issued and outstanding SPAC Units separated into their component securities and the SPAC Units, SPAC Ordinary Shares and SPAC Rights ceased trading on Nasdaq.

In connection with the Business Combination, the PubCo Common Stock was approved for listing on Nasdaq. The PubCo Common Stock began trading on Nasdaq under the symbol “GLND” on March 26, 2026.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The material terms of the organizational documents of PubCo and the general effect upon the rights of holders of PubCo’s capital stock are described in the sections of the Proxy Statement/Prospectus entitled “The Conversion Proposal” beginning on page 123 of the Proxy Statement/Prospectus, “Description of PubCo Securities” beginning on page 236 of the Proxy Statement/Prospectus and “Comparison of Corporate Governance and Shareholder Rights” beginning on page 232 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

On the Closing Date, PubCo filed the Amended and Restated Certificate of Formation and adopted new Bylaws. A copy of the Amended and Restated Certificate of Formation and Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

Upon the consummation of the Business Combination, PubCo appointed MaloneBailey LLP (“Malone”) as PubCo’s independent registered public accounting firm to audit PubCo’s consolidated financial statements as of and for the year ending December 31, 2026.

Accordingly, Fruci & Associates II, PLLC, the independent registered public accounting firm for Pelican HoldCo Inc., March GL Company, and Greenland Exploration Limited prior to the Business Combination (“Fruci”), was dismissed as of the date of the consummation of the Business Combination.

There were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Fruci, would have caused Fruci to make reference thereto in its report on Fruci’s pre-merger financial statements for such periods. There have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Fruci with a copy of the foregoing disclosures and has requested that Fruci furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Fruci’s letter, dated March 27, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Information about Directors and Executive Officers” in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Incentive Plan

In connection with the Business Combination, PubCo adopted the Greenland Energy Company 2026 Omnibus Incentive Plan (the “Incentive Plan”). The Incentive Plan reserves 3,367,237 shares of PubCo Common Stock for issuance, with an annual automatic increase on the first trading day of each calendar year (beginning in 2027) equal to 5% of the total outstanding shares as of the last day of the prior calendar year. The Incentive Plan permits the grant of options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance-based awards, other share-based awards, and other cash-based awards. The material terms of the Incentive Plan are discussed in the section of the Proxy Statement/Prospectus entitled “The Incentive Plan Proposal” beginning on page 136 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Directors and Executive Officers

The information regarding PubCo’s directors and executive officers set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, which fulfilled the definition of a business combination as required by SPAC’s organizational documents, the SPAC ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal” beginning on page 85 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 25, 2026, PubCo issued a press release announcing the consummation of the Business Combination, which is included in this Current Report on Form 8-K as Exhibit 99.4.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following historical financial statements of SPAC and the related notes beginning on page F-3 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited financial statements as of and for the three and nine months ended October 31, 2025, the three months ended October 31, 2024 and for the period from July 23, 2024 (inception) through January 31, 2025; and (ii) the audited financial statements as of and for the period ended January 31, 2026.

The following historical financial statements of March GL and Greenland and the related notes beginning on page F-50 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited consolidated financial statements as of September 30, 2025; (ii) unaudited statements of operations, statements of changes in stockholders’ equity, and statements of cash flows for the period ended September 30, 2025; and (iii) the audited financial statements as of and for the period ended December 31, 2025.

The historical financial statements of PubCo, March GL, and Greenland, and the related notes as of December 31, 2025 are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of SPAC, March GL, PubCo and Greenland as of December 31, 2025, are set forth in Exhibit 99.2 hereto and are incorporated by reference herein.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
2.1+	Business Combination Agreement, dated as of September 9, 2025, by and among (i) Pelican Holdco, Inc., (ii) SPAC Merger Sub, Inc., (iii) Greenland Exploration Limited, (iv) Greenland Merger Sub, Inc., (v) March GL Company, (vi) March GL Merger Sub, Inc., and (vii) Pelican Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4, as amended (File No. 333-291171) filed on October 30, 2025).
3.1	Amended and Restated Certificate of Formation of Greenland Energy Company, effective upon the Closing.
3.2	Amended and Restated Bylaws of Greenland Energy Company, effective upon the Closing.
10.1	Form of Lock-up Agreement.
10.2	Form of Registration Rights Agreement.
10.3	Form of Indemnification Agreement.
10.4	Form of Warrant Agreement.
16.1	Letter from Fruci & Associates II, PLLC to the Securities and Exchange Commission, dated March 27, 2026.
99.1	Audited financial statements for the period ended December 31, 2025.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of SPAC, March GL, PubCo and Greenland.
99.3	March GL’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period from March 31, 2025 (inception) to December 31, 2025.
99.4	Press Release
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Schedule and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). PubCo agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2026	GREENLAND ENERGY COMPANY

	By:	/s/ Robert Price
	Name:	Robert Price
	Title:	Chief Executive Officer